                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned directors of Emerson Electric Co. (the "Company") hereby constitutes and appoints R. W. Staley, W. J. Galvin, W. W. Withers, C. W. Groennert and H. M. Smith, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements on Form S-8 registering shares of the Company's Common Stock (including Preferred Share Purchase Rights) which may be offered pursuant to any employee benefit plan of the Company ("Plan") and interests in the Plan with the Securities and Exchange Commission (the "Commission") and amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated and effective as of the 4th day of October, 1994.



/s/ C. F. Knight                          /s/ G. A. Lodge
- ---------------------------------------   -------------------------------------
C. F. Knight                              G. A. Lodge

/s/ J. J. Adorjan                         /s/ R. B. Loynd
- ---------------------------------------   -------------------------------------
J. J. Adorjan                             R. B. Loynd

/s/ L. L. Browning, Jr.                   /s/ B. A. Schriever
- ---------------------------------------   -------------------------------------
L. L. Browning, Jr.                       B. A. Schriever

/s/ A. A. Busch, III                      /s/ R. W. Staley
- ---------------------------------------   -------------------------------------
A. A. Busch, III                          R. W. Staley

/s/ D. C. Farrell                         /s/ A. E. Suter
- ---------------------------------------   -------------------------------------
D. C. Farrell                             A. E. Suter

/s/ J. A. Frates                          /s/ W. M. Van Cleve
- ---------------------------------------   -------------------------------------
J. A. Frates                              W. M. Van Cleve

/s/ R. B. Horton                          /s/ E. F. Williams, Jr.
- ---------------------------------------   -------------------------------------
R. B. Horton                              E. F. Williams, Jr.